UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2008

Commission file number 001-32511

IHS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East

Englewood, CO 80112

(Address of principal executive offices)

(303) 790-0600

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

As previously announced, on April 30, 2008, IHS Inc., a Delaware corporation, held its scheduled Investor Day conference in New York City.  The conference was webcast live and an archived replay of the conference will be available for approximately six months at http://www.ihs.com under the Investor Relations section.

During the conference, IHS reaffirmed its 2008 guidance.  Significant highlights of the guidance included expectations of all-in revenue growth in the 21 to 23% range, adjusted EBITDA growth of 26 to 28%, depreciation and amortization expense of approximately $39 to 40 million, and net interest income of approximately $3 to 4 million.  The reaffirmed 2008 guidance assumed an anticipated effective tax rate of approximately 33%, and excluded the effect of any additional acquisitions to be made in 2008.  It also assumed an expected weighted average diluted shares of approximately 63 million and stock-based compensation expense of approximately $45 to $50 million.

Certain statements made by executives at the conference, as well as the foregoing statement in this Current Report on Form 8-K, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended.  Forward-looking statements are subject to various risks and uncertainties that could cause actual results and developments to differ materially from such statements.  These risks and uncertainties include those discussed or identified by IHS from time to time in its public filings.  A number of factors could cause the company’s actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements.  Due to these uncertainties and risks, readers of this Current Report on Form 8-K and persons who view the Investor Day conference presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of April 30, 2008.  IHS disclaims any duty to update guidance or any other forward-looking statement provided in this Current Report on Form 8-K or in the presentations made by the company at the Investor Day conference to reflect subsequent events, actual results, or changes in the company’s expectations.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: April 30, 2008	By:	/s/ Stephen Green
Stephen Green
General Counsel and Secretary

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